                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement                         [ ] Confidential, For Use of the Com-
                                                            mission Only (as permitted by
                                                            Rule 14a-6(e) (2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                               SL Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
          (Name of Person (s) Filing Proxy Statement, if Other Than the

Registrant) Payment of Filing Fee (Check the appropriate box):
        [X] No fee required
        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
            0-11.
        (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
        (5) Total fee paid:

--------------------------------------------------------------------------------
        [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        (1) Amount previously paid:

--------------------------------------------------------------------------------
        (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
        (3) Filing Party:

--------------------------------------------------------------------------------
        (4) Date Filed:

--------------------------------------------------------------------------------

[SL INDUSTRIES, INC. LOGO]




                                            December _____, 2001



DEAR SHAREHOLDER:

        You are cordially invited to attend the 2001 Annual Meeting of Shareholders of SL INDUSTRIES, INC., on Tuesday, January 22, 2002, at 9:00 a.m.

        The meeting will be held in the Grand Ballroom at the Doubletree Guest Suites, Fellowship Road, Mt. Laurel, New Jersey. Prior to the meeting, an 8:30 a.m. continental breakfast will be served.

        Your Board of Directors and Management look forward to meeting those shareholders able to attend.

        YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE BE SURE THAT THE ENCLOSED WHITE PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

        YOUR BOARD OF DIRECTORS ALSO URGES YOU NOT TO SIGN ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE RORID COMMITTEE. EVEN IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY THE RORID COMMITTEE, YOU CAN REVOKE THAT EARLIER PROXY BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED.

        Thank you for your continued support.

                                           Sincerely yours,




                                           OWEN FARREN
                                           President and Chief Executive Officer

SL INDUSTRIES, INC.

  Corporate Office: 520 FELLOWSHIP ROAD,  SUITE A-114
                    MT. LAUREL, NJ 08054


                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

        NOTICE is hereby given that the 2001 Annual Meeting of Shareholders of SL INDUSTRIES, INC., will be held at the Doubletree Guest Suites, Fellowship Road, Mt. Laurel, New Jersey, on Tuesday, January 22, 2002, at 9:00 a.m. for the following purposes:

                1. to elect eight directors for the ensuing year;

                2. to ratify the appointment of Arthur Andersen LLP, to serve as the Company's independent auditors for fiscal year 2002; and

                3. to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on December 5, 2001, as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting.

        IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE BE SURE THAT THE ENCLOSED WHITE PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

        YOUR BOARD OF DIRECTORS ALSO URGES YOU NOT TO SIGN ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE RORID COMMITTEE. EVEN IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY THE RORID COMMITTEE, YOU CAN REVOKE THAT EARLIER PROXY BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED.


                                     By Order of the Board of Directors



                                     David R. Nuzzo
                                     Secretary
December ______, 2001
Mt. Laurel, New Jersey

                                PRELIMINARY COPY



                               SL INDUSTRIES, INC.
                                   SUITE A-114
                               520 FELLOWSHIP ROAD
                              MT. LAUREL, NJ 08054

                                 PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies, by and on behalf of the Board of Directors of SL Industries, Inc. (the "Company"), to be voted at the 2001 Annual Meeting of Shareholders on January 22, 2002, at 9:00 a.m., and at any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting has been called to consider and vote upon the election of eight Directors, the ratification of the appointment of Arthur Andersen LLP as the Company's auditors through the fiscal year 2002, and such other business as may properly come before the meeting. This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about December 21, 2001.

        The Board of Directors is soliciting votes FOR the Company's slate of nominees for election to the Board of Directors. A WHITE proxy card is enclosed for your use. THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE WHITE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

        The RORID Committee has recently filed preliminary proxy materials with the Securities and Exchange Commission stating that it intends to nominate a slate of five individuals for election to the Company's Board of Directors in opposition to the Company's nominees for the Board of Directors. Your Board of Directors believes that the election of the five nominees of the RORID Committee would be seriously detrimental to SL Industries.

        ACCORDINGLY, THE BOARD URGES YOU NOT TO SIGN ANY PROXY CARD THAT MY BE SENT TO YOU BY THE RORID COMMITTEE. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED PROXY BY DELIVERING WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY CARD IN THE ENCLOSED ENVELOPE.

        IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER, OR OTHER NOMINEE, ONLY YOUR BANK OR BROKER OR OTHER NOMINEE CAN VOTE YOUR SHARES AND ONLY UPON YOUR SPECIFIC INSTRUCTIONS. PLEASE CONTACT THE PERSON RESPOSNIBLE FOR YOUR ACCOUNT AND INSTRUCT HIM OR HER TO VOTE THE WHITE PROXY CARD AS SOON AS POSSIBLE.

                             VOTING BY SHAREHOLDERS

        Only holders of record of the Company's Common Stock, par value $.20 per share (the "Common Stock"), at the close of business on December 5, 2001, are entitled to receive notice of and to vote at the Annual Meeting.

        Shares cannot be voted at the Annual Meeting unless the owner thereof is present in person or represented by proxy. When a proxy in the accompanying form is returned, properly dated and executed, the shares represented thereby will be voted at the Annual Meeting and, if a shareholder specifies a choice with respect to any matter to be acted upon, such shares will be voted in accordance with the specifications so made. A proxy may be revoked at any time prior to being voted by filing a written notice of revocation with the Secretary of the meeting or by voting the shares subject to the proxy by written ballot at the meeting.


        On the record date, December 5, 2001, there were [5,710,963] shares of Common Stock of the Company outstanding. All outstanding shares are of one class. Shareholders have the right to cast one vote for each share held on the record date as to each matter presented at the meeting.


        All shares represented by each properly executed unrevoked proxy received prior to the Annual Meeting will be voted in accordance with the instructions specified therein, or in the absence of appropriate instructions, for the election of all of the nominees for director listed in Proposal 1 and for Proposal 2.

        Presence of a Quorum. Under the By-Laws of the Company, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. The holder of a majority of the shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. Broker non-votes, described below, and abstentions will be counted only for the purpose of determining whether a quorum is present at the meeting.

        Broker Nonvotes. If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares must be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For some proposals, such as election of directors and ratification of auditors, the broker may vote your shares at its discretion, although brokers do not have discretion to vote your shares if there is a contest concerning the proposal. But for other proposals, including shareholder proposals, the broker may not vote your shares at all. When that happens, it is called a "broker nonvote."

        Election of Directors. Directors shall be elected by a plurality of the votes cast. The eight nominees for director receiving the most votes will be elected. Abstentions and broker non-votes will result in nominees receiving fewer votes but will not count as either votes "for" or "against" a nominee.

        Ratification of Appointment of Auditors. To be approved, the proposal to ratify the appointment of Arthur Andersen LLP to serve as the Company's independent auditors for the fiscal year 2002 must receive a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes will not be counted either "for" or "against" the proposal.

        The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, a number of directors, officers and other employees of the Company and of its subsidiaries may (without additional compensation) solicit proxies in person or by telephone, telegraph, telex, facsimile, e-mail and postings on the Company's Web site. The Company has also retained MacKenzie Partners, Inc., for a fee not-to-exceed $75,000, and reimbursement of out-of-pocket expenses, to aid in the solicitation of proxies. MacKenzie Partners, Inc. will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. MacKenzie Partners, Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Company has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The Company will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that MacKenzie Partners, Inc. will employ approximately 30 persons to solicit the Company's stockholders for the Annual Meeting.



        The entire expense of soliciting proxies is being borne by the Company. The Company currently estimates that the total amount which it will spend in connection with this solicitation of proxies to be approximately $250,000. The Company also estimates that, through the date hereof, its total expenditures to date in connection with this proxy solicitation are approximately $35,000.


        YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE BE SURE THAT THE ENCLOSED WHITE PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



        YOUR BOARD OF DIRECTORS ALSO URGES YOU NOT TO SIGN ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE RORID COMMITTEE. EVEN IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY THE RORID COMMITTEE, YOU CAN REVOKE THAT EARLIER PROXY BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED.

        The Board of Directors does not know of any business to properly come before the Annual Meeting, other than that set forth in the Notice of 2001 Annual Meeting of Shareholders. Should any matters properly come before the Annual Meeting notice of which was not received by the Company a reasonable time before this Proxy Statement is mailed, for which specific authority has not been solicited from the shareholders, then, to the extent permissible by law, the persons voting the proxies will use their discretionary authority to vote thereon in accordance with their best judgment.

                            PARTICIPANT INFORMATION


        Owen Farren, Chairman, President and Chief Executive Officer of the Company, Suite A-114, 520 Fellowship Road, Mt. Laurel, NJ 08054, engaged in the following transactions in the Company's common stock: December 7, 1999, acquired 3,000 shares at $3.25 per share and sold 3,000 shares at $12.00 per share, December 10, 1999, acquired 2,000 shares at $3.25 per share, and 2,000 shares at $4.125 and sold 4,000 shares at $11.75 per share.



        Charles T. Hopkins (retired), on November 10, 2000 acquired 1000 shares of the Company's common stock at $11.125 per share.



        J. Edward Odegaard, Managing Director of Whitehead Mann, 200 Park Avenue, Suite 1600, New York, NY 10160, on September 14, 2000 acquired 2,000 shares of the Company's common stock at $12.00 per share.



        Robert J. Sanator, Dean of the College of Management of Long
Island University, C.W. Post Campus, Roth Hall, Brookville, NY, 11548, on March 31, 2000 acquired 1,000 shares of the Company's common stock at $9.50 per share and on May 2000, acquired 1,000 shares of the Company's common stock at $8.75 per share.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT


        The following table sets forth certain information regarding ownership of the Company's Common Stock, as of November 30, 2001 (except as otherwise noted), by: (i) each shareholder or entity (including such person's or entity's address) who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's Directors and nominees for Director who beneficially owns shares, (iii) each Named Executive Officer (as defined under Executive Compensation) and current executive officer who beneficially owns shares, and (iv) all executive officers and Directors as a group. The information presented in the table is based upon the certain filings with the Securities and Exchange Commission by such persons, as indicated in the notes to the table below or upon information otherwise provided by such persons to the Company.


        The address of each person who is an officer or director of the Company is 520 Fellowship Road, Suite A-114, Mt. Laurel, NJ 08054.



                                           Number of Shares
     Name of Beneficial Owner            Beneficially Owned(1)          Percentage Owned
     ------------------------            ---------------------          ----------------
Dimensional Fund Advisors, Inc.                 296,400(2)                    5.2%
1299 Ocean Avenue
11th Floor
Santa Monica, CA  90401

The Gabelli Funds                             1,400,720(3)                   24.5%
One Corporate Center
Rye, NY  10580-1435

Oaktree Capital Management, LLC                 525,000(4)                    9.2%
333 South Grand Avenue
28th Floor
Los Angeles, CA  90071

Steel Partners II, L.P.                         850,800(5)                   14.9%
750 Lexington Avenue
27th Floor
New York, NY  10022

J. Dwane Baumgardner                             62,677(6)                     *

Richard E. Caruso                                11,881(7)                     *

Jacob Cherian                                     7,644(8)                     *

Owen Farren                                     254,534(9)                    4.5%

Charles T. Hopkins                                1,000                        *

James E. Morris                                     -0-(10)                    *

David R. Nuzzo                                   49,512(11)                    *

J. Edward Odegaard                                2,000(12)                     *

Walter I. Rickard                                12,669(13)                     *

Robert J. Sanator                                 8,000                         *

All Directors and Executive                     409,917(14)                    7.2%
Officers as a Group

------------
* Less than one percent (1%).


(1) Beneficial ownership is based on 5,710,963 outstanding shares of Common Stock as of November 30, 2001. Under applicable rules promulgated under the Securities and Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of shares of Common Stock if, among other things, he or she directly or indirectly has or shares voting power or investment power with respect to such shares. A person is also considered to beneficially own shares of Common Stock which he or she does not actually own but has the right to acquire presently or within the next 60 days, by exercise of stock options or otherwise.


(2) Based upon a Schedule 13F-HR dated September 30, 2001, filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 296,400 shares, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(3) Based upon a Schedule 13D/A Amendment No. 17 dated November 15, 2001, filed with the Securities and Exchange Commission by Gabelli Funds LLC ("Gabelli Funds"). Gabelli Group Capital Partners, Inc. ("Gabelli Partners") makes investments for its own account and is the parent company of Gabelli Asset Management Inc. ("GAMI"). Mario J. Gabelli is the Chairman of the Board of Directors, Chief Executive Officer and majority shareholder of Gabelli Partners. GAMI, a public company listed on the New York Stock Exchange, is the parent company of a variety of companies engaged in the securities business, including (i) GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of GAMI, an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"), which provides discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others; (ii) Gabelli Advisers, Inc. ("Gabelli Advisers"), a subsidiary of GAMI, which provides discretionary advisory services to The Gabelli Westwood Mighty Mitessm Fund; (iii) Gabelli Performance Partnership L.P. ("GPP"), a limited partnership whose primary business purpose is investing in securities (Mario J. Gabelli is the general partner and a portfolio manager for GPP); (iv) Gabelli International Limited ("GIL"), a corporation whose primary business purpose is investing in a portfolio of equity securities and securities convertible into, or exchangeable for, equity securities offered primarily to persons who are neither citizens nor residents of the United States; and (v) Gabelli Funds, LLC, an investment adviser registered under the Advisers Act which presently provides discretionary managed account services for various registered investment companies.

    Includes the following shares deemed to be owned beneficially by the following affiliates (the "Gabelli Affiliates"): 75,000 shares held by GAMCO; 1,070,720 shares held by GIL; 25,000 shares held by Gabelli Foundation, Inc. ("Foundation"), a private foundation; 1,000 shares held by Mario J. Gabelli; 60,000 shares held by Gabelli Advisers; and 107,000 shares held by GPP. Each of the Gabelli Affiliates claims sole voting and dispositive power over the shares held by it. The foregoing persons do not admit to constituting a group within the meaning of Section 13(d) of the Securities Exchange Act. Mario J. Gabelli is the Chief Investment Officer of each of the Gabelli Affiliates; the majority stockholder and Chairman of the Board of Directors and Chief Executive Officer of Gabelli Partners and GAMI; the President, a Trustee and the Investment Manager of the Foundation; and the portfolio manager for GPP. The general partner of GPP is MJG Associates, Inc., the sole shareholder, director and employee of which is Mario J. Gabelli.

    GAMCO, Gabelli Advisors, and Gabelli Funds, each has its principal business office at One Corporate Center, Rye, New York 10580. GPP has its principal business office at 401 Theodore Fremd Ave., Rye, New York 10580. GIL has its principal business office at c/o Fortis Fund Services (Cayman) Limited, Grand Pavillion, Commercial Centre, 802 West Bay Road, Grand Cayman, British West Indies. The Foundation has its principal offices at 165 West Liberty Street, Reno, Nevada 89501.

(4) Based upon a Schedule 13F-HR dated June 30, 2001, filed with the Securities and Exchange Commission by Oaktree Capital Management, LLC, a California limited liability company ("Oaktree"). Oaktree is deemed to have beneficial ownership of 525,000. The principal business of Oaktree is providing investment advice and management services to institutional and individual investors. Oaktree's General Partner is OCM Principal Opportunities Fund, L.P., a Delaware limited partnership.

(5) Consists of 623,150 shares owned directly by Steel Partners II, L.P., ("Steel Partners II"), 10,300 shares owned by Warren G. Lichtenstein, Chief Executive Officer of Steel Partners, L.L.C., which is the general partner of Steel Partners II, and 217,350 shares owned by New Castle Parners, L.P. which has entered into a voting agreement with Steel Partners II.

(6) Includes 60,677 shares which Mr. Baumgardner has the right to acquire at any time upon exercise of stock options.

(7) Includes 11,881 shares, which Mr. Caruso has the right to acquire at any time upon exercise of stock options.


(8) Includes 394 shares beneficially owned by Mr. Cherian as a participant in the Company's Savings & Pension Plan and 7,250 shares which Mr. Cherian has the right to acquire at any time upon exercise of stock options.



(9) Includes 69 shares owned jointly by Mr. Farren and his wife, who share voting and investment power, 6,200 shares held in an IRA for Mr. Farren, 21,065 shares beneficially owned as a participant in the Company's Savings and Pension Plan, and 227,200 shares which Mr. Farren has the right to acquire, at any time, upon the exercise of stock options.



(10)Mr. Morris resigned as an executive officer on December 31, 2000.



(11)Includes 2,263 shares beneficially owned by Mr. Nuzzo as a participant in the Company's Savings and Pension Plan, and 42,750 shares which Mr. Nuzzo has the right to acquire at any time upon exercise of stock options.



(12)Shares owned jointly by Mr. Odegaard and his wife, who share voting and investment power.



(13)Includes 12,331 shares which Mr. Rickard has the right to acquire at any time upon exercise of stock options.



(14)Includes 362,089 shares issuable upon exercise of options.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


        At the Annual Meeting, eight persons will be elected to serve as the Company's Board of Directors until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified. Unless otherwise directed, it is intended that shares represented by proxy will be voted by the proxy holders in favor of the election of all the following persons. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a director, if elected. Each of the nominees is at present a member of the Board of Directors of the Company. In the event that any of the nominees for director should become unavailable to serve as such, the proxies may be voted for such substitute or substitutes as may be nominated by the Board of the Company.

        The following table sets forth the name of each nominee for election to the Board of Directors, his age, principal occupation and the name and principal business of any corporation or organization in which such occupation is carried on, and the period during which he has served as director.


                                                                                     SERVED
                                                                                  CONTINUOUSLY
       NAME                        PRINCIPAL OCCUPATION FOR FIVE                   AS DIRECTOR
    OF NOMINEE        AGE              YEARS AND DIRECTORSHIPS                         SINCE
    ----------        ---              -----------------------                         -----

J. Dwane               61    Chairman of Donnelly Corporation, Inc.,                   1990
Baumgardner(1)(3)            a manufacturing company in Holland,
                             Michigan, since 1986 and Chief Executive
                             Officer since 1982; Director of
                             Westcast Industries, Inc. since 1997.
                             Westcast Industries Inc., whose common stock
                             is listed on the Toronto Stock Exchange, is the
                             world's largest supplier of exhaust manifolds for
                             passenger cars and light trucks.

Richard E.             55    President of Hosting Solutions, Nortel Networks           1999
Caruso(3)(4)                 from November 1999 to August 2001; Vice President
                             and General Manager of Service Provider
                             Applications, Nortel Networks from July 1999 to
                             October 1999; Vice President of Digital Media
                             Projects, IBM Global Media & Entertainment
                             Industries from December 1998 to July 1999; General
                             Manager of Solutions, IBM Global Telecom & Media
                             Industries from July 1994 to December
                             1998; Director of Globecomm Systems,
                             Inc. since 2000.

Owen Farren(1)         50    Chairman of the Company since June 1998 and               1991
                             President and Chief Executive Officer of the
                             Company since April 1991; from May 1990 to April
                             1991, Executive
                             Vice President of the Company.



Walter I.              60    President and CEO, LSSi Corp. a specialty provider        1997
Rickard(1)(3)(4)             of telecommunications database services, from
                             October 1996 to present; President and
                             CEO, NYNEX



                             Entertainment and Information
                             Services Group, 1994 to 1996, and NYNEX
                             Corporate Vice President, 1992 to 1994.


Robert                 71    Dean, College of Management, Long Island                  1993
J.Sanator(1)(2)              University, from April 1991 to present.

J. Edward              49    Managing Director, Whitehead Mann, a leadership
Odegaard(2)(5)               consulting firm providing executive recruiting,
                             performance benchmarking and executive coaching
                             services, from January 2001 to present; Managing          2000
                             Director, Palm Ventures, a venture capital
                             firm, 2000 to 2001; Managing Director, JP Morgan,
                             1978 to 2000.

Judith A.              54    Vice President, International Law, AT&T                   2000
Maynes(4)(5)                 from July 1972 to March 2000. (Retired)



Charles T.             58    Partner at KPMG LLP, an international accounting          2000
Hopkins(2)(5)                and consulting firm, from 1975 to 1999 (Retired);
                             Managing Partner at KPMG LLP from 1992 to 1998;
                             Director of Charming Shoppes, Inc., a chain of
                             specialty women's apparel stores, since
                             1999.

-------------------------
(1) Member of the Executive Committee.
(2) Member of the Audit Committee.
(3) Member of the Compensation Committee.
(4) Member of the Nominating Committee.
(5) Member of the Finance Committee.

                             THE BOARD OF DIRECTORS

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

        The Board of Director's held six meetings during the fiscal year 2000. Each member of the Board of Directors attended at least 75% of the meetings of the Board and all Committee meetings in which they were a member. The Board of Directors has established standing Audit, Compensation, Executive, Finance and Nominating committees. Each committee is composed solely of non-employee members of the Board of Directors, except the Executive Committee, of which Owen Farren, the Company's Chairman, President and Chief Executive Officer, is a member.

        The Audit Committee, which presently consists of Robert J. Sanator, J. Edward Odegaard and Charles T. Hopkins, each of whom meets the criteria for "independence" under NASD Rule 4200, held seven meetings during fiscal 2000. The committee operates under a written charter adopted by the Board of Directors, attached as Appendix A, and selects, subject to approval of the Board of Directors, a firm of independent certified public accountants to audit the books and accounts of the Company and its subsidiaries for the fiscal year for which they are appointed. In addition, the committee reviews and approves the scope and cost of all services (including nonaudit services) provided by the firm selected to conduct the audit. The committee also monitors the effectiveness of the audit effort and the Company's financial reporting, and reviews the Company's financial and operating controls.

        The information contained in this proxy statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference in such filing.

        The Compensation Committee, which presently consists of J. Dwane Baumgardner, Richard E. Caruso and Walter I. Rickard, held four meetings during fiscal 2000. The committee recommends the compensation to be paid to executive officers. The committee also recommends the stock options to be granted to key employees under the Company's 1991 Long Term Incentive Plan (see Compensation Committee Report), as well as the amendments to be adopted for the Company's defined contribution pension plan.

        The Executive Committee, which presently consists of J. Dwane Baumgardner, Owen Farren, Walter I. Rickard and Robert J. Sanator did not meet during fiscal 2000. The committee has and may exercise all the authority of the Board of Directors, except that the committee cannot make, alter or repeal any By-Law of the Company, elect or appoint any director or remove any officer or director, submit to shareholders any action that requires shareholder approval, or amend or repeal any resolution previously adopted by the Board of Directors, which by its terms is amendable or repealable only by the Board of Directors.

        The Finance Committee, which presently consists of J. Edward Odegaard, Judith A. Maynes and Charles T. Hopkins held one meeting during fiscal 2000. The committee reviews the Company's financing alternatives, investing activities, and analyses and makes recommendations with respect to the Company's capital structure.

        The Nominating Committee, which presently consists of Richard E. Caruso, Walter I. Rickard and Judith A. Maynes held three meetings during fiscal 2000. The committee recommends the number and names of persons to be elected by the shareholders as directors of the Company. The Company will consider nominees recommended by shareholders. Currently there are no formal procedures for shareholders to follow in submitting such recommendations.

                            COMPENSATION OF DIRECTORS

        Outside (i.e. non-employee) directors receive the following fees:

        -   $4,375 quarterly retainer fee;

        -   $1,000 for each Board of Directors meeting attended; and

        -   $750 for each committee meeting attended.

Mr. Farren does not receive a quarterly retainer fee or a fee for attending meetings of the Board of Directors and the Executive Committee.

       In fiscal year 1993, the Board of Directors adopted a Non-Employee Director Non-Qualified Stock Option Plan (the "Directors' Plan"), which was approved by the shareholders at the Company's 1993 Annual Meeting. Under the Directors' Plan, non-employee Directors have the right annually to elect to receive non-qualified stock options in lieu of all or a stated percentage of retainer and/or regular quarterly Board meeting attendance fees payable for the upcoming fiscal year. The number of shares covered by such options is determined at the time such fees would otherwise be payable, based upon the fair market value of the Company's Common Stock at such times, except, with respect to an election to defer all such fees, such determination shall be based upon 133% of fair market value at such times. Elections are irrevocable.

       Under the Directors' Plan, Messrs. Baumgardner and Caruso and George
R. Honig (who served as a director until February 2001), elected for fiscal year 2000 to receive non-qualified stock options in lieu of all such fees. In accordance with such elections, they received options to acquire 6,284 shares, 5,992 shares and 5,408 shares, respectively, during fiscal year 2000.

                         EXECUTIVE OFFICER COMPENSATION

       The following table sets forth certain information regarding compensation awarded to, earned by or paid to the Chief Executive Officer and the Company's other executive officers whose total annual salary and bonus exceeded $100,000 during fiscal year 2000 (the "Named Executive Officers") for services in all capacities during fiscal year ending December 31, 2000, fiscal year ending July 31, 1999, the period August 1, 1999 through December 31, 1999 and fiscal year ending July 31, 1998.

                           SUMMARY COMPENSATION TABLE


                                                                    Long-Term
                                                                   Compensation
                                                                      Awards
                                                                      ------
                                       Annual Compensation          Securities          All Other
      Name and                         -------------------          Underlying        Compensation
   Principal Position       Year    Salary ($)       Bonus ($)   Options/SARs (#)       ($)(3)(4)
   ------------------       ----    ----------       ---------   ----------------  ------------------

Owen Farren
  President & CEO.....    2000      270,000                  0            0                28,769
                          1999(1)   111,404                  0       20,000                 1,708
                          1999      252,231            238,275(2)    24,000                29,149
                          1998      237,289            163,000       20,000                28,276





James E. Morris(5)
  Vice President/
  Corporate Controller
  & Treasurer...........  2000      109,000                  0            0                 6,001
                          1999(1)    45,173                  0        5,000                 3,801
                          1999      105,262             38,500        5,000                 8,502
                          1998      100,567             54,000        5,500                 7,017





David R. Nuzzo
  Vice President -        2000      165,000                  0            0                 7,365
  Finance and             1999(1)    68,300                  0       12,500                 2,071
  Administration &        1999      155,708             58,000        7,500                 8,298
  Secretary.............. 1998       98,077             65,000       25,000                 2,450


---------------

(1) For the period August 1, 1999 through December 31, 1999.

(2) Includes $121,275, received under the terms of a special incentive program for senior executives that was based on the Company's performance during the three years ended July 31, 1998; and $117,000, which was based on the performance of the Company and the achievement of individual goals during fiscal 1999.

(3) Includes Company matching contributions and profit sharing contributions made to the SL Industries Inc., Savings and Pension Plan for Messrs. Farren and Morris in fiscal year 1998 in the amounts of $7,353, $6,448, and $2,000, respectively, in fiscal year 1999, for Messrs. Farren, Morris and Nuzzo in the amounts of $8,249, $7,882 and $7,398, respectively, in 5 month period for 1999 for Messrs. Farren, Morris and Nuzzo in the amounts of $1,333, $3,538 and $1,696, respectively and in calendar year 2000, for Messrs. Farren, Morris and Nuzzo in the amounts of $7,923, $5,386 and $6,519, respectively. The Company's contribution to the plan is based on a percentage of the participant's elective contributions up to the maximum defined under the plan and a fixed percentage, determined annually by the Board of Directors, of the participant's total fiscal 1998 and 1999 calendar year earnings and fiscal year 1999 earnings. Under the plan, benefits are payable at retirement as a lump sum or as an annuity.

(4) Includes premiums paid for group term life insurance for Messrs. Farren, Morris, and Nuzzo and premiums paid for an ordinary whole life insurance policy on Mr. Farren's life in the face amount of $1,000,000 of which he is the owner with the right to designate beneficiaries.

(5) Mr. Morris retired from the Company on December 31, 2000.

       Mr. Morris is scheduled to receive a $30,000 per year annuity, payable at age 65 for life with a term certain of 10 years. This agreement is funded by the purchase of a life insurance policy and provides both a death and retirement benefit, and the Company is both owner and beneficiary of the policy. If the participant dies after becoming eligible for retirement benefits and before the guaranteed retirement benefits have been paid, the unpaid balance of the benefits guaranteed will continue to be paid by the Company to the designated beneficiary.

       Pursuant to a standing resolution of the Board of Directors, upon the death of any executive officer, having more than five (5) years of service, the Company will pay his spouse, over a 36-month period, an amount equal to the officer's salary at his death.

    The Company did not grant any stock options to Named Executive Officers during fiscal year 2000.

                    AGGREGATED STOCK OPTION EXERCISES IN LAST
           FISCAL YEAR (2000) AND FISCAL YEAR-END STOCK OPTION VALUES

    The following table sets forth the number of shares received upon exercise of stock options by each of the Named Executive Officers during the last completed fiscal year and the aggregate options to purchase shares of Common Stock of the Company held by the Named Executive Officers at December 31, 2000.

                                                             Number of
                                                            Securities       Value of Unexercised
                                                            Underlying        In-The-Money Options
                                                        Unexercised Options   --------------------
                                                        at Fiscal Year End    at Fiscal Year End($)(1)
                                                        ------------------    ------------------------
                            Shares                             (#)
         Name           Acquired Upon                          ---                Exercisable/
         ----                    -----      Value          Exercisable/           ------------
                         Exercise (#)    Realized ($)      Unexercisable          Unexercisable
                         ------------    ------------      -------------          -------------
   Owen Farren(2).........  7,000           58,500        213,400/ 21,600       1,144,188/ 3,000

   James E. Morris.....     26,500         190,000              15,500/ 0               3,969/ 0

   David R. Nuzzo.....       N/A             N/A            34,500/10,500             1,406/ 938

---------------
(1) Computed by multiplying the number of options by the difference between (i) the per share closing price of $11.4375 at fiscal year end and (ii) the exercise price per share.

(2) Shares exercised between August 1, 1999 and December 31, 1999


SEVERANCE AGREEMENTS WITH EXECUTIVE OFFICERS


       In March 2001, the Company reported that it had completed its previously announced evaluation of strategic alternatives and had determined to explore a sale of the Company, with the assistance of Credit Suisse First Boston, in order to maximize value for shareholders. In order to preserve the value of the Company during the sale process, the Board of Directors determined that it was in the best interest of the Company to take actions to retain its senior management and key employees during the sale process.

       As a result, in May 2001, the Company entered into Change-in-Control Agreements (the "Agreements") with Owen Farren, David R. Nuzzo and Jacob Cherian, respectively, under which provide the Company would provide certain payments and benefits if the executive officer terminates his employment, or is terminated by the Company, within one year following a change-in-control of the Company. A change-in-control would occur if, for example, a person becomes the beneficial owner of 30 percent or more of the voting power of the Company's outstanding stock or if, under certain circumstances, the present members of the Company's Board of Directors shall no longer constitute a majority of the Board. There are additional events or circumstances which could result in the occurrence of a change in control.

       The Agreements provide that the executive officer shall receive two times (2.99 times in the case of Mr. Farren) the average of his combined annual salary and cash bonus paid for each of the three full calendar years ending prior to the change-in-control. The executive officer shall also receive medical and other insurance for 24 months (36 months in the case of Mr. Farren) after becoming entitled to receive a change-in-control payment. Each executive officer agrees to remain employed with the Company for certain periods subsequent to a change-in-control upon written request of the Company on or before the date of the change-in-control, and agrees not to compete with the Company for a period of one year after his termination date.

       Under certain circumstances, if Messrs. Farren and Nuzzo do not receive the payments contemplated by the Agreements, they will become entitled to receive benefits according to their respective Severance Pay Agreements, as described below.

       In 1991, the Company entered into a Severance Pay Agreement with Mr. Farren, providing for payment equal to his annual base salary or $135,000, whichever is greater, and to continue for a limited time certain fringe benefits in the event of involuntary termination of his employment, or voluntary termination for "good reason." Good reason is defined to include (i) a demotion in position, authority or similar action which would substantially alter the officer's standing in the Company, (ii) a reduction in salary or failure to increase compensation commensurate with other executive officers, (iii) a relocation of the officer's place of employment, (iv) a change of control of the Company, (v) incurring any serious illness or disability, or (vi) any other circumstance as determined by the Board of Directors in good faith.

       In 1997, the Company entered into a Severance Pay Agreement with Mr. Nuzzo providing for payment of his annual base salary for a period not greater than 24 months, or until he secures new employment, whichever comes first, but, in any event, not less than 12 months in the event of termination of his employment within six months of a change in control of the Company.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal year 2000, the Compensation Committee members were J. Dwane Baumgardner (Chairman), Richard E. Caruso and Walter I. Rickard, all of whom are non-employee directors of the Company.

    The information set forth in the following Report of the Compensation Committee of the Board of Directors, the Report of the Audit Committee of the Board of Directors and the Performance Graph shall not be deemed incorporated by reference into any existing or future filings under the Securities Act or the Exchange Act, which incorporate by reference this Proxy Statement, except to the extent that the Company specifically incorporates such information by reference.


                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is responsible for the establishment of the level and manner of compensation of the Company's executive officers (including its Named Executive Officers). In addition, the Compensation Committee seeks to ensure that sound compensation policies and practices exist and are being followed. During fiscal year 2000, the members of the Compensation Committee were J. Dwane Baumgardner (Chairman), Richard E. Caruso and Walter I. Rickard, all of whom were (and are) non-employee directors of the Company.

    The following describes the Compensation Committee's compensation policies applicable to its executive officers (including its Named Executive Officers), including the relationship of corporate performance to executive compensation, with respect to compensation reported for the last fiscal year.

    The Compensation Committee believes that executive compensation should be linked to value delivered to shareholders. The Company's compensation programs have been designed to provide a correlation between the financial success of the executive and the shareholders. Both long and short-term incentives are intended to align the interests of executives and shareholders and to reward the executive for building value within the Company.

    The functions of the Compensation Committee are to oversee general compensation policies for the Company's employees, to review and approve compensation packages annually for the Company's executive officers and subsidiary presidents, to approve cash incentive programs for all subsidiaries, and to grant stock options to officers of the Company and other key employees as appropriate. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals, while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys, the compensation levels of executive officers of companies in competing businesses and in the Company's geographic markets, and recommendations by Mr. Owen Farren, the Company's President and Chief Executive Officer. The Compensation Committee may also from time to time consult with independent compensation consultants and others.

    The Committee's current philosophy is to balance short-term performance of executives with achievement of long-range strategic goals resulting in continuously improving shareholder value, and to engender and preserve a sense of fairness and equity among employees, shareholders, and customers. In keeping with that philosophy, it has set the following objectives: (1) to link a significant portion of annual compensation directly to operating performance;
(2) to promote achievement of the Company's long-term strategic goals and objectives; (3) to align the interest of Company executives with long-term shareholder interest; (4) to align the interest of Company employees with long-term shareholder interest; and (5) to attract, retain, and motivate executives critical to the Company's long-term success.

    The Company's executive compensation program consists of base salary, annual cash bonus incentive, and stock options. (Along with all other employees, executives also participate in one of the Company's defined contribution pension plans.) Salary levels of executive officers are reviewed annually by the Compensation Committee. In order to align the interests of executive officers with long-term shareholder interest bonus payments are awarded only if Company performance targets are met. If the Company performance targets are met, bonus payments are based on the achievement of such targets and the achievement of individual performance goals, including certain non-financial performance measurements such as improvements in productivity, improvement of product quality, development and introduction of new products, and relationships with customers. Bonus amounts are calculated after fiscal year-end financial results become available to the Compensation Committee and are determined in accordance with guidelines established by the Compensation Committee. Compensation in any particular case will vary on the basis of the Company's annual and long-term performance as well as individual performance.

    No specific weight or relative importance was assigned to the various non-quantitative factors and compensation information which the Compensation Committee considered. Accordingly, the Company's compensation policies and practices may be deemed informal and subjective, although they were based on both the financial and non-financial factors and detailed considerations described above.

    The Compensation Committee believes stock options and stock ownership contribute to the aligning of the executive's interests with those of the shareholders. The Company's 1991 Long Term Incentive Plan encourages stock ownership by authorizing the grant of stock options to officers and key employees of the Company. From time to time, the Compensation Committee provides long term incentive compensation in the form of stock options where appropriate as compensation for its executive officers. In determining whether individual stock option grants will be made, the Compensation Committee evaluates each participant's job responsibilities and performance during the last completed fiscal year, as well as the perceived potential that the individual has in contributing to the success of the Company.

    The salary for the Company's chief executive officer, Owen Farren, for fiscal year 2000 was established by the Compensation Committee based, in large part, on the performance of the Company during fiscal year 1999. Based on the above considerations, effective January 1, 2000, the Compensation Committee increased Mr. Farren's annual base salary by approximately 6%, from $252,231 to $270,000. The increase was reviewed and ratified by the Board of Directors.

    Because the Company did not meet its performance targets during fiscal year 2000, the Company did not pay cash bonuses or grant stock options to its executive officers for fiscal year 2000 (other than the grant of stock options to an executive officer in connection with the commencement of his employment).

                                        Sincerely yours,




                                        Compensation Committee:
                                               J. Dwane Baumgardner, Chairman
                                               Richard E. Caruso
                                               Walter I. Rickard

                               PERFORMANCE GRAPH



     The following Performance Graph summarizes the cumulative total shareholder return on an investment of $100 on July 31, 1995 in the Company's Common Stock for the period from that date to December 31, 2000, as compared to the cumulative total return on a similar investment of $100 on that date in stocks comprising the S&P Electrical Equipment Group and the Russell 2000 Stock Index. The graph assumes the reinvestment of all dividends. The Performance Graph is not necessarily indicative of future performance.


[Performance Graph]


---------------------------------------------------------------------------------------------------------------------------
                       31-JULY-1995   31-JULY-1996   31-JULY-1997   31-JULY-1998   31-JULY-1999   31-DEC-1999   31-DEC-2000
---------------------------------------------------------------------------------------------------------------------------
 SL Industries, Inc.       $100           $149           $181           $260           $220           $209          $207
 Russell 2000 Stock
  Index                    $100           $105           $138           $140           $148           $168          $161
 S&P Electrical
  Equipment Group          $100           $132           $219           $265           $327           $447          $408

                          REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors of the Company is composed of three independent directors, each of whom meets the criteria for "independence" under New York Stock Exchange Rule 303.01, and operates under a written charter adopted by the Board of Directors, attached as Appendix A. The Audit Committee oversees the Company's financial reporting processes on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the financial reporting process including the systems of internal accounting controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company's audited financial statements for the year December 31, 2000 with management, including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The Audit Committee has also reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the Company's independent accountants, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States. In addition, the Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees," relating to conduct of the audit. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the independent accountants their independence.

    Based on the Audit Committee's review of the Company's audited financial statements for the fiscal year ended December 31, 2000 and the review and discussions described in the foregoing paragraphs of this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                        Sincerely yours,




                                        Audit Committee:
                                               Robert J. Sanator, Chairman
                                               Charles T. Hopkins
                                               J. Edward Odegaard

                                   PROPOSAL 2
                       APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors of the Company has appointed Arthur Andersen LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 2002. The submission of the appointment of Arthur Andersen LLP for ratification by the shareholders is not required by law or by the Company's By-Laws and is being done for the sole purpose of ascertaining the views of the shareholders of the Company with respect to such appointment.

    If such appointment is not ratified, the Board of Directors may appoint another firm as the Company's independent auditors for the fiscal year ending December 31, 2002. Representatives of Arthur Andersen LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.


    The Audit Committee of the Board of Directors has determined that the provision of the services set forth in the "All Other Fees" section below is compatible with maintaining the independence of Arthur Andersen LLP with respect to the Company for the fiscal year ended December 31, 2000.

                                  AUDIT FEES

    The Company was billed $187,000 by Arthur Andersen LLP for professional fees rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for the reviews of the Company's financial statements included in the Company's Forms 10-Q for the fiscal year ended December 31, 2000, and for statutory audits of the Company's foreign subsidiaries.

           FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

    Arthur Andersen LLP did not perform any services for the Company in connection with: (i) the direct or indirect operation, or supervision of the operation of, the Company's information system or managing the Company's local area network; and (ii) the design or implementation of hardware or software systems that aggregate source data underlying the Company's financial statements or generate information that is significant to the Company's financial statements taken as a whole, for the fiscal year ended December 31, 2000.

                                ALL OTHER FEES

    The Company was billed $139,579 by Arthur Andersen LLP for professional fees rendered in connection the provision of services other than those described in the "Audit Fees" "Financial Information System Design and Implementation Fees" sections above for the fiscal year ended December 31, 2000, related primarily to tax matters.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock (collectively, the "Reporting Persons") to file initial reports of ownership and reports of changes in ownership of the Common Stock with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Reporting Persons are required to furnish the Company with copies of all forms that they file under Section 16(a). Based solely upon a review of the copies of such forms received by the Company or written representations from Reporting Persons, the Company believes that, with respect to fiscal 2000, all Reporting Persons complied with all applicable filing requirements under Section 16(a).

         SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Any shareholder who, in accordance with and subject to the provision of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Company's Proxy Statement for its 2002 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of the Corporation at the Company's principal executive offices at Suite A-114, 520 Fellowship Road, Mt. Laurel, New Jersey 08054. With respect to shareholder proposals, the Company's By-Laws require written notice 60 calendar days in advance of the Annual Meeting to raise business at the Annual Meeting, including the nomination of Directors. The complete text of such By-Law provision was included as an exhibit to the Company's October 31, 1995 Form 10-Q. Any shareholder wishing an additional copy of such provision should call the Secretary of the Company.

    The Company intends to announce in appropriate filings with the Securities and Exchange Commission the date on which the 2002 Annual Meeting will be held. The Company will also announce the date by which shareholders must submit proposals for inclusion in the Proxy Statement for the 2002 Annual Meeting.


                                  OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

    THE ANNUAL REPORT OF THE COMPANY FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2000, WAS MAILED ON APRIL 20, 2001, TO ALL SHAREHOLDERS OF RECORD. COPIES OF THE COMPANY'S FORM 10-K REPORT FOR THAT YEAR, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS BY
WRITING: DAVID R. NUZZO, SECRETARY, SL INDUSTRIES, INC., SUITE A-114, 520 FELLOWSHIP ROAD, MT. LAUREL, NEW JERSEY 08054.



                                     By Order of the Board of Directors




                                     David R. Nuzzo
                                     Secretary

                                                                      Appendix A
                AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS
                             OF SL INDUSTRIES, INC.




        PURPOSE. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:
(i) the quarterly financial information included in the Company's quarterly news releases; (ii) the annual financial reports provided by the Company to its shareholders and to the United States Securities and Exchange Commission (the "SEC"); (iii) the Company's systems of internal controls regarding finance, accounting and legal compliance that management and the Board of Directors shall have established; and (iv) the Company's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

        - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

        - Review and evaluate the audit efforts of the Company's independent auditors.

        - Provide an open avenue of communication between and among the independent auditors, financial and senior management and the Board of Directors.

        COMPOSITION. The Audit Committee shall be comprised of at least three
(3) financially literate independent directors, one of which has an accounting or financial management background. The members of the Committee shall be appointed by the Board of Directors.

        MEETINGS. The Committee formally meets four times each year, and has the authority to receive all relevant information in order to fulfill its oversight responsibilities. At the first Board of Directors regular meeting that follows one or more Audit Committee meetings, the Chairman of the Audit Committee, who is appointed by the Board of Directors, advises the Board of matters reviewed and discussed by the Committee at its meetings.

        RESPONSIBILITIES AND DUTIES. To fulfill its responsibilities and duties the Audit Committee should:

        - Recommend its selection of independent auditors to the Board of Directors for ratification by the shareholders.

        -     Evaluate the performance of the independent auditors.

        - Recommend the replacement of the independent auditors to the Board of Directors.

        - Review and approve the scope, fees, approach, and results of the annual audit with the independent auditors.

        - Be advised of and review non-audit services to be provided by the independent auditors.

        - Meet at least annually with management and the independent auditors to discuss any matters that they wish to bring to the Committee's attention. As part of these meetings, confer privately with each of the two groups.

        - Advise the independent auditors that they are accountable to the Audit Committee and the Board of Directors.

        - Review the independent auditors' comments regarding the strengthening of internal controls.

        - Review the effectiveness of the Company's process for assessing and continuously improving internal controls and the Company's risk management process.

        - Review and assess material estimates and judgments underlying both quarterly and annual financial results with management and the independent auditors.

        - Review and approve the public disclosure of quarterly and annual financial results.

        - Review and approve Meeting Minutes that set forth specifics such as:

              -     the time spent at each meeting;

              -     the topics considered; and

              - any reports on the topics that were distributed to Committee members.

        - Require that the independent auditors submit a formal written statement annually regarding relationships and services which may affect their objectivity and independence and recommend that the Board of Directors take appropriate action to address the auditor's independence, when necessary.

        - Provide a report containing the disclosures required by the SEC and the New York Stock Exchange to the Board of Directors for inclusion in the Company's annual proxy statements.

        - Provide a disclosure regarding the Board of Directors' adoption of a written charter for the Audit Committee for inclusion in the Company's annual proxy statements and a copy of the Audit Committee Charter as an appendix to the Company's proxy statements at least once every three years.

        - Review and reassess the adequacy of this Charter on an annual basis.

                                PRELIMINARY COPY


                                      PROXY

                               SL INDUSTRIES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
        SL INDUSTRIES, INC., FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE
                            HELD ON JANUARY 22, 2002

The undersigned shareholder of SL Industries, Inc., a New Jersey corporation, does hereby constitute and appoint Owen Farren and David R. Nuzzo, and each of them (with full power to act alone), attorneys-in-fact and proxies of the undersigned, with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as specified below all of the common shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Doubletree Guest Suites, Fellowship Road, Mount Laurel, New Jersey, January 22, 2002, at 9:00 A.M., and at any adjournment or postponement thereof (the "Annual Meeting"). This proxy revokes all prior proxies given by the undersigned. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement relating to the Annual Meeting.


This proxy, when properly executed, will be voted in the manner specified below. WITH RESPECT TO THE ELECTION OF DIRECTORS, WHERE NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE EIGHT (8) NOMINEES FOR DIRECTOR LISTED BELOW. WHERE NO VOTE IS SPECIFIED FOR PROPOSAL (2), THIS PROXY WILL BE VOTED FOR PROPOSAL (2). The individuals named above are authorized to vote in their discretion on any other matters that properly come before the meeting.


                      CONTINUED AND TO BE COMPLETED, SIGNED
                            AND DATED ON REVERSE SIDE

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

1.  ELECTION OF DIRECTORS NOMINEES:

    J. DWANE BAUMGARDNER                    JUDITH MAYNES
    RICHARD E. CARUSO                       J. EDWARD ODEGAARD
    OWEN FARREN                             WALTER I. RICKARD
    CHARLES T. HOPKINS                      ROBERT J. SANATOR

[ ] FOR the election as directors for the ensuing year of all nominees listed above (except as stricken out above) (TO WITHHOLD AUTHORITY TO VOTE FOR ANY SPECIFIC NOMINEES, CHECK THE FOREGOING BOX AND CLEARLY STRIKE OUT OR LINE THROUGH WITH DARK INK SUCH NOMINEE'S NAME IN THE LIST ABOVE.
[ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

2. RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                                 [ ] FOR       [ ] AGAINST      [ ]  ABSTAIN



3. Upon all other matters properly coming before the meeting and any adjournment or postponement thereof.

Dated                 , 20__ Signature:
      ----------------                   ------------------------
Please sign exactly as your name appears hereon. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign.